United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1933

                        Date of Report:  August 14, 2002

                       Commission File Number:  000-28881


                OASIS ENTERTAINMENT'S FOURTH MOVIE PROJECT, INC.

Nevada                                                                88-0403762
(Jurisdiction  of  Incorporation)         (I.R.S. Employer  Identification  No.)

24843  Del  Prado,  Suite  326  Dana  Point,  California                   92629
(Address of principal executive offices)                              (Zip Code)

Registrant's  telephone  number,  including  area  code:         (949)  487-7295

Securities  registered  pursuant  to  Section  12(b)  of  the  Act:         None

Securities  registered  pursuant  to  Section  12(g)  of  the  Act: Common Stock


     ITEM 1. CHANGE OF CONTROL OF REGISTRANT. Control of this Issuer is changing again. Mark A. Libratore will not control this Issuer. The acquisition by Oasis Entertainment's Fourth Movie Project, Inc. of Liberator Medical Supply, Inc. has been rescinded by mutual consent. Interim control of this Registrant has passed to Luke C. Zouvas, attorney, as Custodian, to act as interim Officer/Director for the limited purposes of restoring Oasis to its pre-rescission condition.


     ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS. We had made an acquisition of Liberator Medical Supply, Inc. The acquisition closed as between the parties, and was reported. The rescission of that acquisition by mutual consent is evidenced by that certain Rescission Agreement, attached as Exhibit 2.2 hereto


     ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.  None.


     ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP.  None.


     ITEM  5.  OTHER  EVENTS.  None.


     ITEM 6. CHANGES OF REGISTRANT'S DIRECTORS. Luke C. Zouvas shall serve as Attorney Custodian of this Issuer, as Interim Officer/Director.


     ITEM  7.  EXHIBITS.  (2.2)  Rescission  Agreement

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

                OASIS ENTERTAINMENT'S FOURTH MOVIE PROJECT, INC.

Dated:  August  14,  2002

                                       by


                                /s/Luke C. Zouvas
                                 Luke C. Zouvas
                               attorney custodian
                       acting as interim Officer/Director

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--------------------------------------------------------------------------------
                                   EXHIBIT 2.2

                              RESCISSION AGREEMENT
--------------------------------------------------------------------------------

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                              RESCISSION AGREEMENT
                                     BETWEEN
                OASIS ENTERTAINMENT'S FOURTH MOVIE PROJECT, INC.
                                       AND
                         LIBERATOR MEDICAL SUPPLY, INC.

     REFERENCE IS MADE to that certain Plan of Exchange dated May 21, 2002, by and between the above referenced corporations, and the Memorandum Closing Agreement of June 12, 2002.

     THIS AGREEMENT is a Memorandum Agreement to rescind the transaction described herein and to effect the return of each party to its condition before the acquisition.

I.  RECITALS

     1. OASIS ENTERTAINMENT'S FOURTH MOVIE PROJECT, INC. ("Oasis"), is a Nevada corporation duly incorporated on March 31, 1998, is currently in good standing, and is now known as Liberator Medical Supply, Inc., pursuant to an amendment to its articles of incorporation filed pursuant and subsequent to the closing of the Plan of Exchange.

     2. LIBERATOR MEDICAL SUPPLY, INC. ("Liberator") is a Florida corporation duly incorporated in August 1999, and is currently in good standing.

     3. THE "PLAN" MEANS that certain Plan of Exchange dated May 21, 2002, by and between the above referenced corporations and the Memorandum Closing Agreement of June 12, 2002.

     4. LIBERATOR HAS REQUESTED A RESCISSION of the transaction, and Oasis has consented and agreed as follows. This rescission is amicable and consensual, and is based on the parties' desire for mutual accommodation and good will. It is apparent to the parties that the rescission can be accomplished without substantial damage to either corporation or its shareholders, and in a lawful manner.

II.  RESCISSION  AGREEMENT

     (A) PRIOR TO SIGNING. Prior to the execution of this Agreement (i) Mark Libratore, as the sole director of Oasis, has elected Luke C. Zouvas, a former counsel for Oasis, a director of Oasis and has resigned as an officer and director, and (ii) Mr. Zouvas has elected himself the acting President of Oasis solely for the purposes of effecting the rescission agreed to and restoring Oasis to the extent practicable to its ownership and management existing prior to the closing of the Plan.

(B)  UPON  SIGNING.  Immediately  upon  signing  this  Rescission  Agreement

(1) THE PLAN shall be deemed to have been rescinded now for then, so that ownership and control of Liberator shall be returned to Mark Libratore and Liberator shall be restored to its condition as a private company; and further, so that Oasis shall be restored to its condition immediately preceding the exchange and resulting acquisition of Liberator. Any actions taken by Liberator in the ordinary course of its business from the closing of the Plan until the

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rescission  to  be effected by this Agreement shall be deemed solely the actions of  Liberator  as  a  private  company  and  not  those  of  Oasis.

(2) EFFECTING THE PLAN. Liberator shall immediately cause Mark Libratore to deliver to Oasis for cancellation the 30,000,000 new shares of Oasis issued to him pursuant to the Plan.

     (B)  AFTER  SIGNING.

          (3) OASIS WILL CONDUCT SEC reporting of its affairs, including reporting of this rescission. In the case of the initial news release, if any, announcing the rescission, the form of that news release shall be subject to mutual agreement as to its wording and mutual non-disparagement.

          (4) OASIS WILL (I) NOT retain the use of the Liberator name or trade-style and (ii) will immediately cause its articles to be amended to change its name from Liberator Medical Supply, Inc., in conformity with the requirements of Nevada law and the Securities Exchange Act of 1934 (the "Exchange Act").

          (5)  LIBERATOR SHALL be responsible for the filing of any Exchange Act
reports  required   to  be  filed  by  Liberator  or  Mr.  Libratore.

          (6) LIBERATOR SHALL be responsible for any its debts or obligations incurred in the ordinary course of its business, which may have become obligations of Oasis during the period from the closing of the Plan to the date of this Agreement.

          (7) THE PARTIES SHALL separate their interests and go their ways in peace. The parties agree to provide each other such further assurances of the transaction as may be reasonable and appropriate, shall continue to deal with each other fairly and in good faith to effect and perfect the rescission agreed to herein. The parties mutually warrant and represent that there are no undisclosed matters which would make this rescission inequitable or impossible to effect in the manner agreed to herein. Both parties agree not to disclose any and all correspondences, whether oral or in writing, made while this transaction was effective, unless required by governmental agencies or as otherwise required by federal or state law.

     THIS RESCISSION AGREEMENT is executed on behalf of each Company by its duly authorized representatives, and attested to, pursuant to the laws of its respective place of incorporation and in accordance with its constituent documents, and dated August 12, 2002.

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OASIS  ENTERTAINMENT'S  FOURTH            LIBERATOR MEDICAL
MOVIE  PROJECT,  INC.                     SUPPLY,  INC.

by                                        by

/s/Luke  C.  Zouvas.                      /s/Mark  Libratore
   Luke  C.  Zouvas.                         Mark  Libratore
   Acting  President                         President

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